                                                                    EXHIBIT 10.9

                             SIMPLEX SOLUTIONS, INC.

                                 1995 STOCK PLAN

                       RESTRICTED STOCK PURCHASE AGREEMENT

        This Restricted Stock Purchase Agreement (the "Agreement") is made as of February 12, 1998, by and between Simplex Solutions, Inc., a Delaware corporation (the "Company"), and Aki Fujimura ("Purchaser") pursuant to the Company's 1995 Stock Plan. To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the 1995 Stock Plan.

        1. SALE OF STOCK. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, 750,000 shares of the Company's Common Stock (the "Shares") at a purchase price of $0.68 per Share for a total purchase price of $510,000. The per share purchase price of the Shares shall be not less than 85% of the Fair Market Value of the Shares as of the date of the offer of such Shares to Purchaser, or, in the case of any person owning stock representing more than 10% of the total combined voting power of all classes of stock of the Company (or any affiliated company), the per share purchase price shall be not less than 100% of the Fair Market Value of the Shares as of such date. The term "Shares" refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

        2. PURCHASE AND SALE OF THE SHARES. The purchase and sale of the Shares under this Agreement shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties, or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by
(a) check made payable to the Company, (b) cancellation of indebtedness of the Company to Purchaser, or (c) by a combination of the foregoing.

        3. LIMITATIONS ON TRANSFER. In addition to any other limitation on transfer created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below). After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

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                (a) REPURCHASE OPTION.

                        (i) In the event of the voluntary or involuntary termination of Purchaser's employment or consulting relationship with the Company for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable, exclusive option (the "Repurchase Option") for a period of 60 days from such date to repurchase all or any portion of the Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

                        (ii) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or (B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

                        (iii) 100% of the Shares shall initially be subject to the Repurchase Option. One-fourth (1/4th) of the total number of Shares shall be released from the Repurchase Option on the twelve-month anniversary of the Vesting Commencement Date (as set forth on the signature page of this Agreement), and an additional 1/48th of the total number of Shares shall be released from the Repurchase Option each month thereafter on the Monthly Vesting Date (as set forth on the signature page of this Agreement), until all Shares are released from the Repurchase Option. Fractional shares shall be rounded to the nearest whole share.

                (b) RIGHT OF FIRST REFUSAL. Before any Shares held by Purchaser or any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(b) (the "Right of First Refusal").

                        (i) NOTICE OF PROPOSED TRANSFER. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (A) the Holder's bona fide intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee ("Proposed Transferee");
(C) the number of Shares to be transferred to each Proposed Transferee; and (D) the terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or terms as similar as reasonably possible) to the Company or its assignee(s).



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                        (ii) EXERCISE OF RIGHT OF FIRST REFUSAL. At any time
within 30 after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection
(iii) below.

                        (iii) PURCHASE PRICE. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignees) under this
Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                        (iv) PAYMENT. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                        (v) HOLDER'S RIGHT TO TRANSFER. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                        (vi) EXCEPTION FOR CERTAIN FAMILY TRANSFERS. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's Immediate Family (as defined below) or a trust for the benefit of Purchaser's Immediate Family shall be exempt from the provisions of this Section 3(b). "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this
Section 3.

                (c) INVOLUNTARY TRANSFER.

                        (i) COMPANY'S RIGHT TO PURCHASE UPON INVOLUNTARY TRANSFER. In the event, at any time after the date of this Agreement, of any transfer by operation of law or



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other involuntary transfer (including divorce or death, but excluding, in the event of death, a transfer to Immediate Family as set forth in Section 3(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the Fair Market Value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice by the person acquiring the Shares.

                        (ii) PRICE FOR INVOLUNTARY TRANSFER. With respect to any stock to be transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within 30 days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and Purchaser and whose fees shall be borne equally by the Company and Purchaser.

                (d) ASSIGNMENT. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any stockholder or stockholders of the Company or other persons or organizations; provided, however, that an assignee, other than a corporation that is the Parent or a 100% owned Subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and Fair Market Value, if the original purchase price is less than the Fair Market Value of the Shares subject to the assignment.

                (e) RESTRICTIONS BINDING ON TRANSFEREES. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Option. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

                (f) TERMINATION OF RIGHTS. The Right of First Refusal and the Company's right to repurchase the Shares in the event of an involuntary transfer pursuant to Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Upon termination of the Right of First Refusal and the expiration or exercise of the Repurchase Option, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in
Section 6(a)(ii) below and delivered to Purchaser.

        4. ESCROW OF UNVESTED SHARES. For purposes of facilitating the enforcement of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificates) for the Shares subject to the Repurchase Option, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Exhibit A



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executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificates) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

        5. INVESTMENT AND TAXATION REPRESENTATIONS. In connection with the purchase of the Shares, Purchaser represents to the Company the following:

                (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser is purchasing the Shares for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

                (b) Purchaser understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

                (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

                (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.



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        6. RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

                (a) LEGENDS. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                        (i) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                        (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

                (b) STOP-TRANSFER NOTICES. Purchaser agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

        7. NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Purchaser's employment or consulting relationship, for any reason, with or without cause.

        8. SECTION 83(b) ELECTION. Purchaser understands that Section 83(a) of the internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the amount paid for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the



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

Company to buy back the Shares pursuant to the Repurchase Option set forth in
Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with the Internal Revenue Service within 30 days from the date of purchase. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

                Purchaser agrees that he will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment"), attached hereto as Exhibit B. Purchaser further agrees that Purchaser will execute and submit with the Acknowledgment a copy of the 83(b) Election, attached hereto as Exhibit C, if Purchaser has indicated in the Acknowledgment his or her decision to make such an election.

        9. MARKET STANDOFF AGREEMENT. In connection with the initial public offering of the Company's securities and upon request of the Company or the underwriters managing such underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the Company's initial public offering.

        10. MISCELLANEOUS.

                (a) GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                (b) ENTIRE AGREEMENT; ENFORCEMENT OF RIGHTS. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in



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writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

                (c) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then
(i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and
(iii) the balance of the Agreement shall be enforceable in accordance with its terms.

                (d) CONSTRUCTION. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

                (e) NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

                (f) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                (g) SUCCESSORS AND ASSIGNS. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

                (h) CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.


                            [Signature Page Follows]



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

        The parties have executed this Agreement as of the date first set forth above.


                                       SIMPLEX SOLUTIONS, INC.

                                       By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                       Title: President & CEO
                                              ----------------------------------

                                       Address:
                                       521 Almanor Avenue
                                       Sunnyvale, CA 94086-3512


                                       PURCHASER:

                                       AKI FUJIMURA

                                       /s/ AKI FUJIMURA
                                       -----------------------------------------
                                       (Signature)

                                       Address:
                                       15220 Sobey Rd
                                       Saratoya, CA, 95070


Vesting Commencement
Date: August 13, 1997

Monthly Vesting
Date: the 13th day of each month

I, N/A , spouse of Aki Fujimura, have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or similar interest that I may have in the Shares shall be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                       -----------------------------------------
                                       Spouse of Aki Fujimura



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

                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Purchase Agreement between the undersigned ("Purchaser") and Simplex Solutions, Inc. (the "Company") dated _____________, 1998 (the "Agreement"), Purchaser hereby sells, assigns and transfers unto the Company _______________(__________) shares of the Common Stock of the Company, standing in Purchaser's name on the books of the Company and represented by Certificate No.______, and does hereby irrevocably constitute and appoint_____________________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:
       ----------------


                                       Signature:

                                        /s/  AKI FUJIMURA
                                       -----------------------------------------
                                       Aki Fujimura

                                        N/A
                                       -----------------------------------------
                                       Spouse of Aki Fujimura (if applicable)


Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its repurchase option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                     RECEIPT

Simplex Solutions, Inc. hereby acknowledges receipt of a check in the amount of $510,000.00 given by Aki Fujimura as consideration for Certificate No. ___ for 750,000 shares of Common Stock of Simplex Solutions, Inc.

Dated:
      ------------------


                                       Simplex Solutions, Inc.

                                       By: /s/ [ILLEGIBLE]
                                           -------------------------------------
                                       Title: President & CEO
                                              ----------------------------------

                               RECEIPT AND CONSENT

        The undersigned hereby acknowledges receipt of a photocopy of Certificate No. _____ for 750,000 shares of Common Stock of Simplex Solutions, Inc. (the "Company").

        The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.

Dated:
      ------------------

                                       -----------------------------------------
                                       Aki Fujimura

                          PLEDGE AND SECURITY AGREEMENT

        This Pledge and Security Agreement (the "Agreement") is entered into this 12th day of February, 1998 by and between Simplex Solutions, Inc., a Delaware corporation (the "Company") and Aki Fujimura ("Purchaser").

                                    RECITALS

        In connection with Purchaser's purchase of a full recourse, secured promissory note of even date herewith (the "Note") in the aggregate principal amount of $509,250.00, the Company requires that such Note be secured by a pledge of collateral on the terms set forth below. Purchaser and the Company have agreed that such collateral shall be 750,000 shares of the Company's Common Stock, par value $0.001 per share (as adjusted for subsequent stock splits, reverse stock splits and recapitalizations) now or hereafter held by Purchaser while the Note is outstanding (the "Shares").

                                    AGREEMENT

        In consideration of the Company's acceptance of the Shares as collateral for the Note, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

        1. The Note shall become payable in full, except as modified by the second paragraph of the Note, upon the voluntary or involuntary termination or cessation of employment of Purchaser with the Company, for any reason, with or without cause (including death or disability).

        2. Purchaser shall deliver to the Secretary of the Company, or his or her designee (hereinafter referred to as the "Pledge Holder"), all certificates representing the Shares, together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser's spouse (if required for transfer), in blank, for use in transferring all or a portion of the Shares to the Company if, as and when required pursuant to this Agreement. In addition, if Purchaser is married, Purchaser's spouse shall execute the signature page attached to this Agreement.

        3. As security for the payment of the Note and any renewal, extension or modification of the Note, Purchaser hereby grants to the Company a security interest in and pledges with and delivers to the Company Purchaser's Shares (sometimes referred to herein as the "Collateral").

        4. Except as required to enable the Company to exercise its rights as a secured party, none of the Shares pledged under Section 3 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Purchaser.

        5. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of the Company, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledge Holder under the terms of this Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Purchaser, the Company and Pledge Holder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Agreement shall include the substituted shares of capital stock of the Company held by Purchaser as a result thereof.

        6. In the event that, during the term of this pledge, subscription warrants or other rights or options shall be issued in connection with the pledged Shares, such rights, warrants and options shall be the property of Purchaser and, if exercised by Purchaser, all new stock or other securities so acquired by Purchaser as it relates to the pledged Shares then held by Pledge Holder shall be immediately delivered to Pledge Holder, to be held under the terms of this Agreement in the same manner as the Shares pledged.

        7. In the event that Purchaser prepays all or a portion of the Note, in accordance with the provisions thereof, Purchaser intends, unless written notice to the contrary is delivered to the Pledge Holder, that the Shares represented by the portion of the Note so repaid, including annual interest thereon, shall continue to be so held by the Pledge Holder, to serve as independent collateral for the outstanding portion of the Note for the purpose of commencing the holding period set forth in Rule 144(d) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

        8. In the event of any foreclosure of the security interest created by this Agreement, the Company may sell the Shares at a private sale or may repurchase the Shares itself. The parties agree that, prior to the establishment of a public market for the Shares of the Company, the securities laws affecting sale of the Shares make a public sale of the Shares commercially unreasonable. The parties further agree that the repurchasing of such Shares by the Company, or by any person to whom the Company may have assigned its rights under this Agreement, is commercially reasonable if made at a price determined by the Board of Directors in its discretion, fairly exercised, representing what would be the Fair Market Value of the Shares reduced by any limitation on transferability, whether due to the size of the block of shares or the restrictions of applicable securities laws.

        9. In the event of default in payment when due of any indebtedness under the Note, the Company may elect then, or at any time thereafter, to exercise all rights available to a secured party under the California Commercial Code including the right to sell the Collateral at a private or public sale or repurchase the Shares as provided above. The proceeds of any sale shall be applied in the following order:

                (a) To the extent necessary, proceeds shall be used to pay all reasonable expenses of the Company in enforcing this Agreement and the Note, including, without limitation, reasonable attorney's fees and legal expenses incurred by the Company.

                (b) To the extent necessary, proceeds shall be used to satisfy any remaining indebtedness under Purchaser's Note.

                (c) Any remaining proceeds shall be delivered to Purchaser.

        10. Upon full payment by Purchaser of all amounts due under the Note, Pledge Holder shall deliver to Purchaser all Shares in Pledge Holder's possession belonging to Purchaser, and Pledge Holder shall thereupon be discharged of all FURTHER OBLIGATIONS UNDER this Agreement; provided, however, that Pledge Holder shall nevertheless retain the Shares as escrow agent if at the time of full payment by Purchaser said Shares are still subject to a Repurchase Option in favor of the Company.

        11. Purchaser and the Company agree that all of the terms of this Agreement shall be binding on their respective successors and assigns, and that the term "Purchaser" and the term "Company" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

        12. This Agreement shall be interpreted and governed under the laws of the State of California.

                            [Signature Page Follows]

        The parties have executed this Pledge and Security Agreement as of the date first set forth above.


                                       SIMPLEX SOLUTIONS, INC.

                                       By: PENNY HERSCHER
                                           -------------------------------------

                                       Name: PENNY HERSCHER
                                             -----------------------------------
                                             (print)

                                       Title: President & CEO
                                              ----------------------------------


                                       Address:
                                       521 Almanor Avenue
                                       Sunnyvale, CA 94086-3512


                                       PURCHASER:

                                       AKI FUJIMURA

                                       /s/ AKI FUJIMURA
                                       -----------------------------------------
                                       (Signature)

                                        AKI FUJIMURA
                                       -----------------------------------------
                                       (Print Name)

                                       Address:
                                       15220 Sobey Rd
                                       Saratoga, CA, 95070

                                  ATTACHMENT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED and pursuant to that certain Pledge and Security Agreement between the undersigned ("Purchaser") and Simplex Solutions, Inc. (the "Company") dated __________________, 1998 (the "Agreement"), Purchaser hereby sells, assigns and transfers unto the Company ________________(_______________ ) shares of the Common Stock of the Company, standing in Purchaser's name on the books of the Company and represented by Certificate No. ____, and hereby irrevocably constitutes and appoints ___________________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT.

Dated:
       -------------

                                       Signature:

                                       /s/ AKI FUJIMURA
                                       -----------------------------------------
                                       Aki Fujimura

                                        N/A
                                       -----------------------------------------
                                       Spouse of Aki Fujimura (if applicable)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to perfect the security interest of the Company pursuant to the Agreement.

                             SECURED PROMISSORY NOTE

$509,250.00                                                Sunnyvale, California
                                                               FEBRUARY 12, 1998

        For value received, the undersigned ("Purchaser") promises to pay Simplex Solutions, Inc., a Delaware corporation (the "Company"), at its principal office the principal sum of $509,250.00 with interest from the date hereof at a rate of 6.0% per annum, compounded annually, on the unpaid balance of such principal sum. Such principal and interest shall be due and payable on the fourth anniversary of the date hereof, unless forgiven prior thereto by the Company in accordance with the second paragraph of this promissory note (this "Note").

        The Company shall forgive up to a total of $375,000 of the outstanding principal under this Note and such amount shall no longer be payable to the Company in accordance with the terms set forth in this paragraph. Provided that Purchaser continues to be employed by the Company on a full-time basis, $93,750 of the outstanding principal indebtedness under this Note shall be forgiven on the twelve-month anniversary of the Vesting Commencement Date (as set forth below), and an additional $7,812.50 of the outstanding principal indebtedness shall be forgiven each month thereafter on the Monthly Vesting Date (as set forth below), until a total of $375,000 of principal indebtedness shall have been forgiven under this Note. Such forgiveness of debt shall be reported as ordinary income to Purchaser by the Company, and shall be subject to applicable tax withholding by the Company. If Purchaser's employment with the Company is terminated before the full $375,000 of principal indebtedness is forgiven in accordance with the terms hereunder, only the amount of principal indebtedness forgiven in accordance with this paragraph as of the date of Purchaser's termination of employment shall not be due and payable to the Company by Purchaser upon Purchaser's termination of employment.

        If Purchaser's employment relationship with the Company is terminated voluntarily or involuntarily, for any reason, with or without cause (including death or disability), prior to payment in full of this Note, this Note shall be immediately due and payable, except as modified by the preceding paragraph of this Note.

        Principal and interest are payable in lawful money of the United States of America. AMOUNTS DUE UNDER THIS NOTE MAY BE PREPAID AT ANY TIME WITHOUT PREMIUM OR PENALTY.

        Should suit be commenced to collect any sums due under this Note, such sum as the Court may deem reasonable shall be added hereto as attorneys' fees. The makers and endorsers have severally waived presentment for payment, protest, notice of protest and notice of nonpayment of this Note.

        This Note, which is full recourse, is secured by a pledge of certain shares of Common Stock of the Company and is subject to the terms of a Pledge and Security Agreement between the undersigned and the Company of even date herewith.

                                       /s/ AKI FUJIMURA
                                       -----------------------------------------
                                       Aki Fujimura

Vesting Commencement
Date: August 13, 1997

Monthly Vesting
Date: the 13th day of each month

ACCEPTED AND AGREED:

Simplex Solutions, Inc.

By:  PENNY HERSCHER
    ------------------------------
Title:   PRESIDENT & CEO
       ------------------------------
Date:  Feb. 12, 1998
      ------------------------------

                             SIMPLEX SOLUTIONS, INC.

                             SECURED LOAN AGREEMENT

        This Secured Loan Agreement is made February 12, 1998 by and between Simplex Solutions, Inc., a Delaware corporation (the "Company") and Aki Fujimura ("Borrower").

                                    RECITALS

        Borrower desires to borrow, and the Company desires to lend to Borrower up to an aggregate of $509,250.00 (the "Borrowed Amount"). The parties desire that such loan shall be secured by up to an aggregate of 750,000 shares of the Company's Common Stock (as adjusted for subsequent stock splits, reverse stock splits and recapitalizations) now or hereafter held by Borrower while any Borrowed Amount is outstanding (the "Shares") on the terms and conditions contained herein.

        NOW, THEREFORE, it is agreed as follows:

        1. Agreement to Lend. Subject to the terms and conditions contained herein and upon execution of this Agreement, the Company agrees to issue to Borrower a check or other readily available funds in the Borrowed Amount upon the date of this Agreement.

        2. Promissory Note. In consideration of the Company's delivery of the Borrowed Amount, Borrower will execute a secured promissory note in the form attached hereto as Exhibit A (a "Note"), in the principal amount of such Borrowed Amount and bearing interest at the applicable adjusted federal rate, compounded annually.

        3. Security Agreement. Borrower will additionally execute the Pledge and Security Agreement in the form attached hereto as Exhibit B (the "Security Agreement") as security for Borrower's obligation to repay the Borrowed Amount, and will deliver, or cause to be delivered, all certificates representing Shares to the Company or its designee as pledge holder of the Shares, together with such other documents of assignment and other documents as may be reasonably requested by the Company. The Shares will be held by the Company or its designee as pledge holder and shall be released according to the terms of the Security Agreement.

        4. Successors or Assigns. Borrower and the Company agree that all of the terms of this Agreement shall be binding on their successors and assigns, and that the term "Borrower" and the term "Company" as used herein shall be deemed to include as to each party, for all purposes, the designees, successors, assigns, heirs, executors and administrators of such party.

        5. Governing Law. This Agreement shall be interpreted and governed under the laws of the State of California.

        6. Amendment. This Agreement may be amended only by a written instrument signed by each party hereto.


                            [Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have executed this Secured Loan Agreement as of the day and year first above written.

        "BORROWER"                     AKI FUJIMURA

                                        /s/ AKI FUJIMURA
                                       -----------------------------------------
                                       (Signature)

                                       Address: 15220 Sobey Rd
                                                --------------------------------
                                       Saratoga CA 95070
                                       -----------------------------------------


         "COMPANY"                     SIMPLEX SOLUTIONS, INC.

                                       By: PENNY HERSCHER
                                           -------------------------------------

                                       Title: President & CEO
                                              ----------------------------------

                                       Address: 521 Almanor Avenue
                                                Sunnyvale, CA 94086-3512



                                      -3-